UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2017

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2017 Unaudited

		Principal Amount	Value
Mortgage-Backed Obligations—2.5%
Alba plc, Series 2007-1, Cl. C, 0.804% [BP0003M+29], 3/17/39[1]	GBP	12,746,056	$ 15,681,660
Capital Mortgage Srl, Series 2007-1, Cl. B, 0.00% [EUR003M+22], 1/30/47[1]	EUR	8,000,000	6,193,664
Eurohome UK Mortgages plc:
Series 2007-1, Cl. B1, 1.416% [BP0003M+90], 6/15/44[1]	GBP	5,275,000	5,692,291
Series 2007-2, Cl. B1, 1.916% [BP0003M+140], 9/15/44[1]	GBP	4,000,000	4,422,805
Eurosail plc:
Series 2006-4X, Cl. E1C, 3.523% [BP0003M+300], 12/10/44[1]	GBP	3,772,218	4,407,195
Series 2007-5X, Cl. A1A, 1.29% [BP0003M+77], 9/13/45[1]	GBP	10,775,583	13,519,947
Eurosail-UK plc, Series 2007-2X, Cl. C1A, 0.123% [EUR003M+45], 3/13/45[1]	EUR	5,000,000	4,832,162
Fondo de Titulizacion de Activos Santander Hipotecario 2, Series 2, Cl. E, 1.771% [EUR003M+210], 1/18/49[1]	EUR	7,700,000	4,987,193
Great Hall Mortgages No 1 plc, Series 2007-1, Cl. DA, 1.293% [BP0003M+78], 3/18/39[1]	GBP	3,500,000	3,893,242
Grifonas Finance plc, Series 1, Cl. B, 0.248% [EUR006M+52], 8/28/39[1]	EUR	5,000,000	3,333,759
Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0.00% [EUR003M+13], 1/15/50[1]	EUR	2,477,160	2,578,047
Hipocat 9 Fondo de Titulizacion de Activos, Series HIPO-9, Cl. C, 0.00% [EUR003M+29], 7/15/38[1]	EUR	17,400,000	13,072,920
IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, [EUR003M+14], 3/22/44[1]	EUR	18,330,893	19,365,340
Series 4, Cl. B, [EUR003M+19], 3/22/44[1]	EUR	3,000,000	1,847,743
Ludgate Funding plc, Series 2007-1, 0.00%, 1/1/61	GBP	207,500,000	7,177,600
Magellan Mortgages No. 4 plc, Series 4, Cl. A, 0.00% [EUR003M+28], 7/20/59[1]	EUR	1,332,665	1,516,519
Mansard Mortgages plc, Series 2006-1X, Cl. B1, 1.479% [BP0003M+110], 10/15/48[1]	GBP	3,206,318	4,031,344
Newgate Funding plc:
Series 2006-2, Cl. CB, 0.101% [EUR003M+43], 12/1/50[1]	EUR	4,105,065	4,475,275
Series 2007-2X, Cl. CB, 0.111% [EUR003M+44], 12/15/50[1]	EUR	3,720,718	3,823,252
Series 2007-3X, Cl. D, 3.516% [BP0003M+300], 12/15/50[1]	GBP	4,946,196	6,702,301
Total Mortgage-Backed Obligations (Cost $136,714,700)			131,554,259

Foreign Government Obligations—55.2%
Angola—0.1%
Republic of Angola, 9.50% Sr. Unsec. Nts., 11/12/25[2]		4,200,000	4,856,212
Argentina—1.2%
Argentine Republic:
5.375% Sr. Unsec. Nts., 1/20/23[2]	EUR	2,535,000	3,235,097
6.50% Sr. Unsec. Nts., 2/15/23[2]		3,350,000	3,607,280
6.875% Sr. Unsec. Nts., 1/26/27		9,475,000	10,365,650
7.50% Sr. Unsec. Nts., 4/22/26		3,670,000	4,160,496
7.875% Sr. Unsec. Nts., 6/15/27[2]		5,020,000	5,583,846
9.125% Sr. Unsec. Nts., 3/16/24[2]		3,380,000	3,963,050

1      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Argentina (Continued)
Argentine Republic: (Continued) 15.50% Bonds, 10/17/26	ARS	135,000,000	$ 7,301,074
16.00% Bonds, 10/17/23	ARS	118,258,140	6,357,191
18.20% Unsec. Nts., 10/3/21	ARS	212,805,000	11,705,703
26.555% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[1]	ARS	180,336,000	9,916,382

			66,195,769

Australia—1.8%
Commonwealth of Australia:
Series 148, 2.75% Sr. Unsec. Nts., 11/21/27	AUD	25,800,000	20,370,263
Series 150, 3.00% Sr. Unsec. Nts., 3/21/47	AUD	12,500,000	9,141,769
Series 35CI, 2.00% Sr. Unsec. Nts., 8/21/35[3]	AUD	11,300,000	11,256,837
New South Wales Treasury Corp., 3.00% Sr. Unsec. Nts., 5/20/27	AUD	25,000,000	19,622,916
Queensland Treasury Corp.:
3.50% Sr. Unsec. Bonds, 8/21/30[2]	AUD	20,000,000	15,886,701
Series 33, 6.50% Sr. Unsec. Bonds, 3/14/33	AUD	20,590,000	21,964,607

			98,243,093

Bahamas—0.1%
Commonwealth of the Bahamas, 6.00% Sr. Unsec. Nts., 11/21/28[2]		2,830,000	2,957,350

Belarus—0.1%
Republic of Belarus, 6.875% Sr. Unsec. Nts., 2/28/23[2]		3,005,000	3,243,867

Brazil—4.2%
Federative Republic of Brazil:
4.625% Sr. Unsec. Nts., 1/13/28		7,610,000	7,653,758
6.00% Unsec. Nts., 8/15/22[3]	BRL	30,170,000	29,070,809
6.00% Unsec. Nts., 5/15/45[3]	BRL	40,400,000	39,833,490
10.00% Unsec. Nts., 1/1/21	BRL	400,000,000	124,130,310
10.00% Unsec. Nts., 1/1/25	BRL	70,000,000	21,074,949

			221,763,316

Chile—0.5%
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	15,335,000,000	25,543,787
4.50% Bonds, 3/1/21	CLP	700,000,000	1,165,514

			26,709,301

Colombia—0.8%
Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		2,980,000	3,093,985
6.125% Sr. Unsec. Nts., 1/18/41		11,200,000	13,552,000
Series B, 7.00% Sr. Unsec. Nts., 9/11/19	COP	75,000,000,000	26,036,844

			42,682,829

2      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Croatia—0.2%
Republic of Croatia, 3.875% Sr. Unsec. Nts., 5/30/22	EUR	8,065,000	$ 10,843,927

Cyprus—0.7%
Republic of Cyprus:
2.75% Unsec. Nts., 6/27/24	EUR	10,000,000	13,077,213
3.875% Unsec. Nts., 5/6/22	EUR	18,000,000	24,370,868

			37,448,081

Dominican Republic—0.4%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[2]		12,210,000	13,217,325
6.85% Sr. Unsec. Nts., 1/27/45[2]		6,120,000	6,900,361

			20,117,686

Ecuador—0.1%
Republic of Ecuador:
9.65% Sr. Unsec. Nts., 12/13/26[2]		1,820,000	2,095,275
10.75% Sr. Unsec. Nts., 3/28/22[2]		4,267,000	4,997,724

			7,092,999

Egypt—0.5%
Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[2]		6,080,000	6,372,904
8.50% Sr. Unsec. Nts., 1/31/47[2]		9,130,000	10,505,982
15.00% Bonds, 10/3/20	EGP	152,900,000	8,470,213

			25,349,099

Gabon—0.1%
Gabonese Republic, 6.375% Bonds, 12/12/24[2]		5,870,000	5,975,930

Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[2]		3,035,000	3,253,824
8.75% Sr. Unsec. Nts., 12/16/20[2]		2,700,000	3,035,340

			6,289,164

Hungary—1.2%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		6,380,000	7,308,756
Series 22/B, 1.75% Bonds, 10/26/22	HUF	2,750,000,000	10,955,838
Series 23/A, 6.00% Bonds, 11/24/23	HUF	7,239,000,000	35,461,281
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,550,000,000	7,571,409

			61,297,284

India—6.2%
Republic of India:
7.68% Sr. Unsec. Nts., 12/15/23	INR	1,300,000,000	20,781,262
8.20% Sr. Unsec. Nts., 9/24/25	INR	3,375,000,000	54,989,379
8.27% Sr. Unsec. Nts., 6/9/20	INR	8,023,000,000	129,877,384

3      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
India (Continued)
Republic of India: (Continued)
8.40% Sr. Unsec. Nts., 7/28/24	INR	3,997,000,000	$ 65,776,928
8.60% Sr. Unsec. Nts., 6/2/28	INR	2,150,000,000	35,916,276
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	500,000,000	7,747,969
State of Maharastra, 7.99% Sr. Unsec. Nts., 10/28/25	INR	500,000,000	8,009,479
State of Tamil Nadu, 8.53% Sr. Unsec. Nts., 3/9/26	INR	500,000,000	8,157,745

			331,256,422

Indonesia—4.0%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[2]		3,560,000	3,768,794
4.55% Sr. Unsec. Nts., 3/29/26[2]		5,680,000	6,012,507
Republic of Indonesia:
3.375% Sr. Unsec. Nts., 7/30/25[2]	EUR	2,355,000	3,198,188
3.75% Sr. Unsec. Nts., 6/14/28[2]	EUR	3,340,000	4,629,479
3.85% Sr. Unsec. Nts., 7/18/27[2]		6,030,000	6,196,096
4.125% Sr. Unsec. Nts., 1/15/25[2]		2,950,000	3,069,977
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	450,000,000,000	35,744,842
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	288,430,000,000	24,089,491
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	594,691,000,000	45,731,311
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	36,000,000,000	2,591,111
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	359,350,000,000	31,327,189
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	560,080,000,000	48,216,211

			214,575,196

Iraq—0.2%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[2]		3,445,000	3,333,234
6.752% Sr. Unsec. Nts., 3/9/23[2]		6,035,000	6,186,116

			9,519,350

Italy—4.5%
Republic of Italy:
0.90% Bonds, 8/1/22	EUR	75,000,000	90,710,458
2.05% Bonds, 8/1/27	EUR	80,000,000	96,586,964
3.45% Unsec. Nts., 3/1/48[2]	EUR	40,000,000	49,930,461

			237,227,883

Ivory Coast—0.4%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[2]	EUR	6,160,000	8,086,399
5.75% Sr. Unsec. Nts., 12/31/32		4,325,130	4,312,107
6.125% Sr. Unsec. Nts., 6/15/33[2]		7,215,000	7,380,678

			19,779,184

Jamaica—0.2%
Commonwealth of Jamaica:
7.875% Sr. Unsec. Nts., 7/28/45		6,050,000	7,381,000

4      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Jamaica (Continued)
Commonwealth of Jamaica: (Continued) 8.00% Sr. Unsec. Nts., 3/15/39		$2,590,000	$ 3,184,301

			10,565,301

Kazakhstan—0.1%
Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[2]		6,015,000	6,486,335

Malaysia—1.8%
Malaysia:
Series 0116, 3.80% Sr. Unsec. Nts., 8/17/23	MYR	130,000,000	32,161,621
Series 0511, 3.58% Sr. Unsec. Nts., 9/28/18	MYR	200,000,000	49,705,560
Series 0902, 4.378% Sr. Unsec. Nts., 11/29/19	MYR	49,645,000	12,553,941

			94,421,122

Mexico—7.2%
United Mexican States:
4.00% Bonds, 6/13/19[3]	MXN	1,110,061,920	56,915,620
Series M, 5.00% Sr. Unsec. Nts., 12/11/19	MXN	1,320,000,000	63,968,224
Series M, 6.50% Bonds, 6/10/21	MXN	400,000,000	19,668,913
Series M, 8.00% Bonds, 11/7/47	MXN	466,000,000	24,207,921
Series M10, 8.50% Bonds, 12/13/18	MXN	2,890,000,000	148,166,423
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	240,000,000	12,939,067
Series M20, 10.00% Bonds, 12/5/24	MXN	698,700,000	40,089,478
Series M30, 10.00% Bonds, 11/20/36	MXN	290,000,000	18,014,586

			383,970,232

Mongolia—0.2%
Mongolia, 5.625% Sr. Unsec. Nts., 5/1/23[2]		10,735,000	10,857,755

Nigeria—0.1%
Federal Republic of Nigeria, 7.625% Sr. Unsec. Nts., 11/28/47[2]		6,085,000	6,545,841

Peru—0.9%
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[2]	PEN	112,140,000	37,926,284
8.20% Sr. Unsec. Nts., 8/12/26[2]	PEN	29,000,000	11,034,158

			48,960,442

Poland—0.5%
Republic of Poland, Series 0726, 2.50% Bonds, 7/25/26	PLN	90,900,000	24,751,034

Portugal—0.7%
Portuguese Republic, 4.10% Sr. Unsec. Nts., 2/15/45[2]	EUR	26,000,000	36,625,063

Romania—0.2%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[2]	EUR	5,980,000	7,392,157

5      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Romania (Continued)
Romania: (Continued) 3.875% Sr. Unsec. Nts., 10/29/35[2]	EUR	1,900,000	$ 2,514,724

			9,906,881

Russia—3.9%
Agency for Housing Mortgage Lending OJSC Via AHML Finance DAC, 7.75% Sr. Unsec. Nts., 2/13/18[2]	RUB	132,500,000	2,306,109
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	1,000,000,000	17,856,833
Series 6211, 7.00% Bonds, 1/25/23	RUB	2,280,000,000	39,581,987
Series 6216, 6.70% Bonds, 5/15/19	RUB	8,543,000,000	148,356,886

			208,101,815

Senegal—0.1%
Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[2]		3,330,000	3,605,937
6.25% Unsec. Nts., 5/23/33[2]		2,995,000	3,170,076

			6,776,013

Serbia—0.2%
Republic of Serbia, 5.875% Unsec. Nts., 12/3/18[2]		12,595,000	12,962,875

South Africa—3.0%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	311,100,000	24,996,700
Series 2048, 8.75% Bonds, 2/28/48	ZAR	152,000,000	11,138,685
Series R186, 10.50% Bonds, 12/21/26	ZAR	734,700,000	66,362,130
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	514,540,000	40,621,483
Series R214, 6.50% Bonds, 2/28/41	ZAR	255,000,000	14,530,167

			157,649,165

Sri Lanka—0.4%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[2]		6,875,000	7,261,169
6.00% Sr. Unsec. Nts., 1/14/19[2]		9,030,000	9,263,913
6.20% Sr. Unsec. Nts., 5/11/27[2]		2,390,000	2,527,948
6.25% Sr. Unsec. Nts., 10/4/20[2]		3,055,000	3,225,164
6.85% Sr. Unsec. Nts., 11/3/25[2]		1,050,000	1,161,030

			23,439,224

Thailand—0.7%
Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	1,120,000,000	34,543,288

Turkey—0.7%
Republic of Turkey:
8.50% Bonds, 7/10/19	TRY	45,000,000	11,183,221
8.80% Bonds, 11/14/18	TRY	73,165,000	18,626,626

6      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Turkey (Continued)
Republic of Turkey: (Continued)
11.00% Bonds, 2/24/27	TRY	30,000,000	$ 7,588,120

			37,397,967

Ukraine—1.3%
Ukraine:
7.375% Sr. Unsec. Nts., 9/25/32[2]		17,065,000	16,809,776
7.75% Sr. Unsec. Nts., 9/1/20		6,105,000	6,482,649
7.75% Sr. Unsec. Nts., 9/1/22		5,970,000	6,362,939
7.75% Sr. Unsec. Nts., 9/1/23		14,090,000	14,992,465
7.75% Sr. Unsec. Nts., 9/1/24		9,030,000	9,525,747
7.75% Sr. Unsec. Nts., 9/1/25		6,050,000	6,325,922
7.75% Sr. Unsec. Nts., 9/1/27		9,135,000	9,456,077

			69,955,575

United Kingdom—5.1%
United Kingdom:
2.75% Bonds, 9/7/24	GBP	97,000,000	146,527,194
3.25% Unsec. Nts., 1/22/44	GBP	71,340,000	125,466,038

			271,993,232

Uruguay—0.5%
Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		17,930,000	19,947,125
9.875% Sr. Unsec. Nts., 6/20/22[2]	UYU	176,475,000	6,510,243

			26,457,368

Total Foreign Government Obligations (Cost $2,917,901,793)			2,935,790,470

Corporate Bonds and Notes—30.1%
Consumer Discretionary—1.4%
Auto Components—0.2%
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,490,000	3,861,864
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,475,000	6,637,993

			10,499,857

Automobiles—0.1%
Aston Martin Capital Holdings Ltd., 6.50% Sr. Sec. Nts., 4/15/22[2]		3,500,000	3,688,125
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[2]		1,900,000	1,881,000

			5,569,125

Hotels, Restaurants & Leisure—0.1%
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[2]		7,670,000	7,771,906

Leisure Equipment & Products—0.1%
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26		3,905,000	3,993,230

7      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Media—0.6%
Altice Luxembourg SA:
6.25% Sr. Unsec. Nts., 2/15/25	EUR	5,475,000	$ 6,467,205
6.25% Sr. Unsec. Nts., 2/15/25[2]	EUR	6,725,000	7,938,354
Telenet Finance VI Luxembourg SCA, 4.875% Sr. Sec. Nts., 7/15/27[2]	EUR	5,000,000	6,533,621
Ziggo Secured Finance BV, 4.25% Sr. Sec. Nts., 1/15/27[2]	EUR	8,000,000	9,998,475

			30,937,655

Specialty Retail—0.3%
Dufry One BV, 2.50% Sr. Unsec. Nts., 10/15/24	EUR	8,000,000	9,801,325
Eurotorg LLC Via Bonitron DAC, 8.75% Sr. Unsec. Nts., 10/30/22[2]		4,235,000	4,292,384

			14,093,709

Consumer Staples—0.2%
Beverages—0.1%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[2]		3,200,000	3,256,643

Food Products—0.1%
Adecoagro SA, 6.00% Sr. Unsec. Nts., 9/21/27[2]		3,291,000	3,279,482
Minerva Luxembourg SA, 5.875% Sr. Unsec. Nts., 1/19/28[2]		3,045,000	2,966,591

			6,246,073

Energy—4.9%
Energy Equipment & Services—0.2%
Pertamina Persero PT, 6.45% Sr. Unsec. Nts., 5/30/44[2]		6,885,000	8,265,863
Societe Generale SA, 8.875% [BP0003M+340] Jr. Sub. Perpetual Bonds[1,4]	GBP	2,000,000	2,787,981

			11,053,844

Oil, Gas & Consumable Fuels—4.7%
Bharat Petroleum Corp. Ltd., 4.00% Sr. Unsec. Nts., 5/8/25		6,120,000	6,251,862
ENI USA, Inc., 7.30% Sr. Unsec. Nts., 11/15/27		4,000,000	5,013,188
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[2]		7,485,000	7,847,835
Geopark Ltd., 6.50% Sr. Sec. Nts., 9/21/24[2]		2,640,000	2,714,527
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23		8,400,000	9,373,694
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[2]		2,945,000	3,057,101
5.75% Sr. Unsec. Nts., 4/19/47[2]		11,960,000	12,782,250
6.375% Sr. Unsec. Nts., 4/9/21[2]		9,620,000	10,518,027
7.00% Sr. Unsec. Nts., 5/5/20[2]		8,810,000	9,559,731
Novatek OAO Via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[2]		3,430,000	3,538,559
Origin Energy Finance Ltd., 7.875% [EUSA5+500] Sub. Nts., 6/16/71[1]	EUR	2,555,000	3,173,529
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		15,520,000	15,387,614
5.299% Sr. Unsec. Nts., 1/27/25[2]		9,980,000	10,022,415

8      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petrobras Global Finance BV: (Continued)
5.999% Sr. Unsec. Nts., 1/27/28[2]		$22,538,000	$ 22,622,518
6.125% Sr. Unsec. Nts., 1/17/22		5,050,000	5,371,938
6.85% Sr. Unsec. Nts., 6/5/15		12,190,000	11,778,588
7.375% Sr. Unsec. Nts., 1/17/27		9,125,000	10,064,875
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[5]	EUR	4,175,000	5,443,581
3.75% Sr. Unsec. Nts., 4/16/26	EUR	5,595,000	7,033,278
4.625% Sr. Unsec. Nts., 9/21/23		15,450,000	15,932,813
6.50% Sr. Unsec. Nts., 3/13/27[2]		4,565,000	4,995,251
6.75% Sr. Unsec. Nts., 9/21/47[2]		11,300,000	11,823,755
6.875% Sr. Unsec. Nts., 8/4/26		4,565,000	5,186,981
Proven Glory Capital Ltd., 4.00% Sr. Unsec. Nts., 2/21/27[5]		5,840,000	5,911,581
Puma International Financing SA, 5.125% Sr. Unsec. Nts., 10/6/24[2]		2,530,000	2,583,130
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[2]		3,860,000	3,926,203
SURA Asset Management SA, 4.375% Sr. Unsec. Nts., 4/11/27[2]		4,050,000	4,100,625
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[2]		2,015,000	2,092,332
TOTAL SA, 3.875% [EUSA5+378.3] Jr. Sub. Perpetual Bonds[1,4]	EUR	6,070,000	8,173,032
Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[2]		2,720,000	2,783,158
YPF SA, 6.95% Sr. Unsec. Nts., 7/21/27[2]		11,890,000	12,645,598
YPF Sociedad Anonima, 25.458% [BADLARPP+400] Sr. Unsec. Nts., 7/7/20[1,2]		8,000,000	7,382,668

			249,092,237

Financials—16.6%
Capital Markets—2.1%
Credit Suisse Group AG, 7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,4]		22,000,000	25,188,900
Criteria Caixa SAU, 1.50% Sr. Unsec. Nts., 5/10/23	EUR	10,000,000	12,129,895
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[2]		3,980,000	4,231,715
Marble II Pte Ltd., 5.30% Sr. Sec. Nts., 6/20/22[2]		1,885,000	1,916,559
Morgan Stanley, 7.50% Sr. Unsec. Nts., 4/2/32[6]		25,000,000	21,801,775
Seven & Seven Ltd., 2.452% [US0006M+100] Sr. Unsec. Nts., 9/11/19[1,2]		2,000,000	1,990,755
UBS AG (Stamford CT), 7.625% Sub. Nts., 8/17/22		10,000,000	11,707,000
UBS Group AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[1,4]		4,595,000	4,934,800
7.00% [USSW5+486.6] Jr. Sub. Perpetual Bonds[1,4]		8,000,000	9,080,000
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,4]		11,000,000	11,998,492
7.125% [USSW5+546.4] Jr. Sub. Perpetual Bonds[1,4]		5,000,000	5,320,125

			110,300,016

Commercial Banks—10.7%
Akbank Turk AS, 7.50% Sr. Unsec. Nts., 2/5/18[2]	TRY	11,095,000	2,919,915
Allied Irish Banks plc, 4.125% [EUSA5+395] Sub. Nts., 11/26/25[1]	EUR	12,000,000	15,687,818

9      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7,8]		$612,810	$—
Banco Bilbao Vizcaya Argentaria SA:
6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[1,4]		15,000,000	15,506,250
6.75% [EUSA5+660.4] Jr. Sub. Perpetual Bonds[1,4]	EUR	3,000,000	3,902,812
7.00% [EUSA5+615.5] Jr. Sub. Perpetual Bonds[1,4]	EUR	12,800,000	16,177,142
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,4]	EUR	22,800,000	32,498,522
Banco do Brasil SA (Cayman), 6.25% [H15T10Y+439.8] Jr. Sub. Perpetual Bonds[1,2,4]		4,670,000	4,308,075
Banco Hipotecario SA, 23.708% [BADLARPP+250] Sr. Unsec. Nts., 1/12/20[1,2]	ARS	75,979,000	3,963,690
Banco Mercantil del Norte SA (Grand Cayman):
6.875% [H15T5Y+503.5] Jr. Sub. Perpetual Bonds[1,2,4]		2,410,000	2,545,563
7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,4]		2,216,000	2,434,830
Bank of Ireland:
4.25% [EUSA5+355] Sub. Nts., 6/11/24[1]	EUR	4,090,000	5,179,889
10.00% Sub. Nts., 12/19/22	EUR	9,500,000	16,134,603
Bank of Scotland plc, 4.875% Sec. Nts., 12/20/24	GBP	8,675,000	14,329,908
Bankia SA, 3.375% [EUSA5+335] Sub. Nts., 3/15/27[1]	EUR	4,000,000	5,044,424
Barclays Bank plc, 6.278% [US0003M+155] Jr. Sub. Perpetual Bonds[1,4]		4,000,000	4,620,000
Barclays plc:
5.875% [BPSW5+491] Jr. Sub. Perpetual Bonds[1,4]	GBP	6,250,000	8,536,745
6.50% [EUSA5+587.5] Jr. Sub. Perpetual Bonds[1,4]	EUR	5,000,000	6,425,797
7.25% [BPSW5+646.2] Jr. Sub. Perpetual Bonds[1,4]	GBP	10,000,000	14,775,704
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,4]		3,000,000	3,296,250
7.875% [BPSW5+609.9] Jr. Sub. Perpetual Bonds[1,4]	GBP	5,000,000	7,518,918
8.00% [EUSA5+675] Jr. Sub. Perpetual Bonds[1,4]	EUR	6,105,000	8,442,745
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,4]		6,000,000	6,615,000
BPCE SA:
2.75% [EUSA5+183] Sub. Nts., 7/8/26[1]	EUR	3,500,000	4,483,393
4.50% Sub. Nts., 3/15/25[2]		5,000,000	5,232,850
Caixa Geral de Depositos SA, 10.75% [EUSA5+1092.5] Jr. Sub. Perpetual Bonds[1,4]	EUR	7,000,000	9,703,937
CaixaBank SA:
2.75% [EUSA5+235] Sub. Nts., 7/14/28[1]	EUR	10,000,000	12,227,071
6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,4]	EUR	10,000,000	13,351,931
Compass Bank, 3.875% Sub. Nts., 4/10/25		5,000,000	5,022,594
Cooperatieve Rabobank UA, 5.50% [EUSA5+525] Jr. Sub. Perpetual Bonds[1,4]	EUR	5,090,000	6,631,304
Credit Agricole SA:
6.625% [USSW5+469.7] Jr. Sub. Perpetual Bonds[1,4]		4,000,000	4,160,004
8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,4]		4,405,000	5,294,176
DNB Bank ASA, 6.50% [USSW5+508] Jr. Sub. Perpetual Bonds[1,4]		2,500,000	2,693,750
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[2]		9,900,000	13,160,842
Eurobank Ergasias SA, 2.75% Sec. Nts., 11/2/20	EUR	16,500,000	19,744,111
EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	4,279,198
Europcar Groupe SA, 4.125% Sr. Sec. Nts., 11/15/24[2]	EUR	2,400,000	2,894,942

10      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000	$2,790,552
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000	3,202,002
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[2]		3,660,000	3,737,592
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[2]		6,300,000	6,426,000
HP Pelzer Holding GmbH, 4.125% Sr. Sec. Nts., 4/1/24	EUR	1,300,000	1,644,000
HSBC Bank Capital Funding Sterling 1 LP, 5.844% [BP0006M+176] Jr. Sub. Perpetual Bonds[1,4]	GBP	3,100,000	5,532,519
HSBC Bank plc, 2.125% [US0006M+25] Jr. Sub. Perpetual Bonds[1,4]		5,000,000	4,429,700
HSBC Holdings plc:
6.375% [USISDA05+436.8] Jr. Sub. Perpetual Bonds[1,4]		10,000,000	10,775,000
6.875% [USISDA05+551.4] Jr. Sub. Perpetual Bonds[1,4]		5,000,000	5,400,000
IDBI Bank Ltd. (DIFC Dubai), 5.00% Sr. Unsec. Nts., 9/25/19		2,430,000	2,495,586
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,4]		5,000,000	5,475,000
Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[2]		4,000,000	4,100,496
5.71% Sub. Nts., 1/15/26[2]		5,000,000	5,274,656
7.00% [EUSA5+688.4] Jr. Sub. Perpetual Bonds[1,4]	EUR	10,000,000	13,301,381
Intrum Justitia AB, 3.125% Sr. Unsec. Nts., 7/15/24	EUR	7,655,000	9,249,559
KBC Group NV, 5.625% [EUSA5+475.9] Jr. Sub. Perpetual Bonds[1,4]	EUR	4,220,000	5,292,064
Krung Thai Bank PCL (Cayman Islands), 5.20% [H15T5Y+353.5] Sub. Nts., 12/26/24[1]		3,060,000	3,155,451
Lloyds Bank plc, 13.00% [GUKG5+1340] Jr. Sub. Perpetual Bonds[1,4]	GBP	5,000,000	12,699,848
Lloyds Banking Group plc:
6.375% [EUSA5+529] Jr. Sub. Perpetual Bonds[1,4]	EUR	13,000,000	17,140,697
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,2,4]		10,000,000	11,725,000
NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	80,000,000	1,262,028
Novo Banco SA (Luxembourg):
3.50% Sr. Unsec. Nts., 1/23/43	EUR	10,000,000	10,025,815
3.50% Sr. Unsec. Nts., 2/19/43	EUR	1,700,000	1,711,264
3.50% Sr. Unsec. Nts., 3/18/43	EUR	2,300,000	2,306,663
Rabobank Capital Funding Trust IV, 5.556% [BP0006M+146] Jr. Sub. Perpetual Bonds[1,2,4]	GBP	8,005,000	11,591,840
Santander UK Group Holdings plc, 6.75% [BPSW5+579.2] Jr. Sub. Perpetual Bonds[1,4]	GBP	5,000,000	7,407,260
Sberbank of Russia Via SB Capital SA, 5.50% [H15T5Y+402.3] Sub. Nts., 2/26/24[1,2]		8,940,000	9,102,261
Societe Generale SA:
4.25% Sub. Nts., 4/14/25[2]		5,000,000	5,107,460
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,4]		5,000,000	5,431,500
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[2]	EUR	4,100,000	5,037,145
Standard Chartered Bank, 5.375% [BP0003M+189] Jr. Sub. Perpetual Bonds[1,4]	GBP	4,000,000	5,796,442

11      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Standard Chartered plc:
2.888% [US0003M+151] Jr. Sub. Perpetual Bonds[1,4]		$13,200,000	$12,404,146
4.30% Sub. Nts., 2/19/27[2]		1,600,000	1,633,267
7.014% [US0003M+146] Jr. Sub. Perpetual Bonds[1,2,4]		5,460,000	6,517,875
Turkiye Garanti Bankasi AS, 6.125% [USSW5+422] Sub. Nts., 5/24/27[1,2]		1,650,000	1,650,941
Turkiye Is Bankasi, 6.00% Sub. Nts., 10/24/22[2]		2,995,000	3,013,458
Turkiye Vakiflar Bankasi TAO:
5.625% Sr. Unsec. Nts., 5/30/22[2]		5,395,000	5,391,919
6.875% [USSW5+543.9] Sub. Nts., 2/3/25[1,2]		2,930,000	2,966,698
UniCredit SpA:
3.75% Sr. Unsec. Nts., 4/12/22[2]		9,000,000	9,165,357
4.375% [EUSA5+431.6] Sub. Nts., 1/3/27[1]	EUR	5,000,000	6,511,964
4.625% Sr. Unsec. Nts., 4/12/27[2]		4,000,000	4,227,204
Yapi ve Kredi Bankasi AS, 5.85% Sr. Unsec. Nts., 6/21/24[2]		4,235,000	4,243,008
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[2]		3,745,000	3,906,784

			570,004,105

Consumer Finance—0.4%
Drax Finco plc, 4.25% Sr. Sec. Nts., 5/1/22[2]	GBP	4,900,000	6,729,942
Financiera Independencia SAB de CV SOFOM ENR, 8.00% Sr. Unsec. Nts., 7/19/24[2]		2,050,000	2,096,125
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30[2]		14,885,000	15,250,501

			24,076,568

Diversified Financial Services—0.9%
Charming Light Investments Ltd., 4.375% Sr. Unsec. Nts., 12/21/27[5]		33,430,000	33,692,660
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[8,9]	MXN	34,101,099	169,096
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[2]		7,135,000	7,381,158
Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	180,000,000	2,830,654
Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	4,015,330

			48,088,898

Insurance—2.1%
Allianz Finance II BV, 5.75% [EUR003M+334.9] Sub. Nts., 7/8/41[1]	EUR	5,000,000	7,040,324
Aquarius & Investments plc for Swiss Reinsurance Co. Ltd., 6.375% [USSW5+521] Sub. Nts., 9/1/24[1]		5,000,000	5,262,500
ASR Nederland NV, 4.625% [EUSA5+378.9] Jr. Sub. Perpetual Bonds[1,4]	EUR	2,500,000	3,184,399
Assicurazioni Generali SpA, 5.00% [EUR003M+535] Sub. Nts., 6/8/48[1]	EUR	5,000,000	6,940,958
Aviva plc, 6.125% [GUKG5+240] Jr. Sub. Perpetual Bonds[1,4]	GBP	6,560,000	10,205,513
AXA SA, 8.60% Sub. Nts., 12/15/30		5,000,000	7,206,250
Cloverie plc per Swiss Re Corporate Solutions Ltd., 4.50% [USSW10+290.8] Sub. Nts., 9/11/44[1]		14,000,000	14,523,712

12      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Insurance (Continued)
Credit Agricole Assurances SA:
4.25% [EUSA5+450] Jr. Sub. Perpetual Bonds[1,4]	EUR	10,000,000	$13,442,435
4.75% [EUSA5+535] Sub. Nts., 9/27/48[1]	EUR	10,000,000	14,288,594
Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[2]		2,040,000	2,126,700
Delta Lloyd NV, 4.375% [EUR003M+390] Jr. Sub. Perpetual Bonds[1,4]	EUR	8,000,000	10,745,012
Demeter Investments BV for Zurich Insurance Co. Ltd., 3.50% [EUR003M+395] Sub. Nts., 10/1/46[1]	EUR	4,000,000	5,412,571
Mapfre SA, 4.375% [EUR003M+454.3] Sub. Nts., 3/31/47[1]	EUR	3,000,000	4,102,288
Power Finance Corp. Ltd., 8.53% Sr. Unsec. Nts., 7/24/20	INR	330,000,000	5,271,407

			109,752,663

Real Estate Investment Trusts (REITs)—0.1%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[3,7,8]	MXN	27,602,566	—
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[2]		7,005,000	7,407,787

			7,407,787

Real Estate Management & Development—0.1%
Stedin Holding NV, 3.25% [EUSA5+275] Jr. Sub. Perpetual Bonds[1,4]	EUR	3,000,000	3,887,417

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	250,000,000	3,930,688
8.75% Sr. Sec. Nts., 1/13/20	INR	330,000,000	5,242,227
8.95% Sec. Nts., 10/19/20	INR	125,000,000	2,009,651

			11,182,566

Health Care—0.3%
Health Care Providers & Services—0.1%
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[2]		6,360,000	6,380,950

Life Sciences Tools & Services—0.2%
Quintiles IMS, Inc.:
3.25% Sr. Unsec. Nts., 3/15/25[2]	EUR	6,000,000	7,462,320
3.25% Sr. Unsec. Nts., 3/15/25	EUR	1,000,000	1,242,964

			8,705,284

Industrials—1.5%
Aerospace & Defense—0.1%
Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27		6,100,000	6,595,625

Airlines—0.1%
Azul Investments LLP, 5.875% Sr. Unsec. Nts., 10/26/24[2]		3,235,000	3,222,869

13      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Airlines (Continued)
Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[2]		$2,040,000	$2,131,800

			5,354,669

Construction & Engineering—0.1%
Fideicomiso PA Concesion Ruta al Mar, 6.75% Sr. Sec. Nts., 2/15/44[2,3]	COP	8,000,000,000	2,653,764
Fideicomiso PA Costera, 6.25% Sr. Sec. Nts., 1/15/34[2,3]	COP	5,916,031,565	2,088,840
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[2]		2,935,000	3,404,600

			8,147,204

Industrial Conglomerates—0.1%
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[2]		3,040,000	3,010,165

Professional Services—0.2%
Arena Luxembourg Finance Sarl, 2.875% 1st Lien Nts., 11/1/24[2]	EUR	6,290,000	7,772,102
Atento Luxco 1 SA, 6.125% Sr. Sec. Nts., 8/10/22[2]		3,655,000	3,837,750

			11,609,852

Road & Rail—0.1%
EC Finance plc, 2.375% 1st Lien Nts., 11/15/22[2]	EUR	1,500,000	1,847,577
Kazakhstan Temir Zholy National Co. JSC, 4.85% Sr. Unsec. Nts., 11/17/27[2]		1,215,000	1,269,210

			3,116,787

Trading Companies & Distributors—0.3%
Postal Savings Bank of China Co. Ltd., 4.50% [H15T5Y+263.4] Jr. Sub. Perpetual Bonds[1,4]		15,000,000	14,745,000

Transportation Infrastructure—0.5%
Adani Abbot Point Terminal Pty Ltd., 4.45% Sr. Sec. Nts., 12/15/22[2]		6,085,000	5,924,009
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[2]		5,115,000	6,309,521
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[2]		6,045,000	5,950,257
Indika Energy Capital III Pte Ltd., 5.875% Sr. Unsec. Nts., 11/9/24[2]		6,075,000	6,097,617
Mexico City Airport Trust, 5.50% Sr. Sec. Nts., 7/31/47[2]		4,065,000	4,034,513

			28,315,917

Information Technology—0.2%
Communications Equipment—0.2%
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[2]		2,370,000	2,547,750
Virgin Media Finance plc, 4.50% Sr. Unsec. Nts., 1/15/25	EUR	6,950,000	8,745,523

			11,293,273

14      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Materials—2.2%
Chemicals—0.6%
Arkema SA, 4.75% [EUSA5+434.6] Jr. Sub. Perpetual Bonds[1,4]	EUR	4,500,000	$5,927,751
Crown European Holdings SA:
2.625% Sr. Unsec. Nts., 9/30/24[2]	EUR	2,000,000	2,481,494
3.375% Sr. Unsec. Nts., 5/15/25[2]	EUR	5,000,000	6,284,742
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[2]		5,465,000	5,510,141
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[2]		2,665,000	2,781,594
ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21	EUR	7,290,000	9,348,991

			32,334,713

Construction Materials—0.1%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[2]		3,040,000	2,960,200
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[2]		2,750,000	2,911,563

			5,871,763

Containers & Packaging—0.4%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
2.75% Sr. Sec. Nts., 3/15/24	EUR	3,500,000	4,370,625
4.125% Sr. Sec. Nts., 5/15/23	EUR	3,675,000	4,708,431
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[2]		5,990,000	5,927,105
Smurfit Kappa Acquisitions ULC, 4.875% Sr. Sec. Nts., 9/15/18[2]		8,535,000	8,674,157

			23,680,318

Metals & Mining—1.0%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24		6,065,000	6,413,738
Autodis SA, 4.375% Sr. Sec. Nts., 5/1/22[2]	EUR	1,000,000	1,241,937
Gerdau Trade, Inc., 4.875% Sr. Unsec. Nts., 10/24/27[2]		7,900,000	7,870,375
Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[2]		4,945,000	5,121,785
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		5,930,000	6,025,651
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[2]		1,250,000	1,316,270
Metinvest BV, 9.373% Sr. Sec. Nts., 12/31/21[10]		2,984,587	3,128,593
Petropavlovsk 2016 Ltd., 8.125% Sr. Unsec. Nts., 11/14/22[2]		3,040,000	2,994,400
Polyus Finance plc, 5.25% Sr. Unsec. Nts., 2/7/23[2]		6,115,000	6,426,468
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35		5,405,000	7,369,169
Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[2]		3,035,000	3,175,520

			51,083,906

Paper & Forest Products—0.1%
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]		6,355,000	6,914,875

Telecommunication Services—2.0%
Diversified Telecommunication Services—1.3%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[2]		4,245,000	4,393,575
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		7,493,000	10,311,689
SoftBank Group Corp., 3.125% Sr. Unsec. Nts., 9/19/25	EUR	5,500,000	6,531,402
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		13,147,000	17,025,365

15      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Telefonica Europe BV:
3.75% [EUSA5+385.8] Jr. Sub. Perpetual Bonds[1,4]	EUR	13,300,000	$16,836,030
6.50% [EUSA5+503.8] Jr. Sub. Perpetual Bonds[1,4]	EUR	10,000,000	12,531,413

			67,629,474

Wireless Telecommunication Services—0.7%
C&W Senior Financing Designated Activity Co., 6.875% Sr. Unsec. Nts., 9/15/27[2]		3,620,000	3,801,000
Digicel Group Ltd.:
7.125% Sr. Unsec. Nts., 4/1/22[2]		3,050,000	2,835,798
8.25% Sr. Unsec. Nts., 9/30/20[2]		1,855,000	1,829,586
Telekom Austria AG, 5.625% [EUSA5+485.9] Jr. Sub. Perpetual Bonds[1,4]	EUR	10,595,000	12,788,329
VEON Holdings BV:
4.95% Sr. Unsec. Nts., 6/16/24[2]		6,005,000	6,104,083
9.00% Sr. Unsec. Nts., 2/13/18[2]	RUB	128,400,000	2,230,138
Wind Tre SpA, 3.125% Sr. Sec. Nts., 1/20/25	EUR	6,315,000	7,395,469

			36,984,403

Utilities—0.8%
Electric Utilities—0.4%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[2]		2,590,000	2,712,326
Electricite de France SA, 4.25% [EUSA7+302.1] Jr. Sub. Perpetual Bonds[1,4]	EUR	3,100,000	3,948,357
EnBW Energie Baden-Wuerttemberg AG, 3.625% [EUSA5+233.8] Jr. Sub. Nts., 4/2/76[1]	EUR	4,870,000	6,296,543
Enel SpA, 8.75% [USSW5+588] Jr. Sub. Nts., 9/24/73[1,2]		5,000,000	6,231,250
Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	130,000,000	2,051,382

			21,239,858

Independent Power and Renewable Electricity Producers—0.2%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[2]		3,050,000	3,316,875
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[2]		2,620,000	2,672,400
Reliance Jio Infocomm Ltd., 8.32% Sec. Nts., 7/8/21	INR	335,000,000	5,355,397

			11,344,672

Multi-Utilities—0.1%
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[2]		7,315,000	7,360,902

Water Utilities—0.1%
Aegea Finance Sarl, 5.75% Sr. Unsec. Nts., 10/10/24[2]		3,540,000	3,610,800

Total Corporate Bonds and Notes (Cost $1,534,233,151)			1,602,544,709

		Shares
Common Stock—0.0%
JSC Astana Finance, GDR[8,9,11] (Cost $0)		868,851	—

16      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Structured Securities—0.2%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[2,12]		$2,477,803	$1,139,285
3.054%, 4/30/25[2,12]		3,157,102	1,451,624
3.098%, 4/30/25[2,12]		2,725,652	1,253,245
3.131%, 4/30/25[2,12]		2,436,389	1,120,243
3.179%, 4/30/25[2,12]		3,033,503	1,394,793
3.231%, 4/30/25[2,12]		3,462,282	1,591,945
3.265%, 4/30/25[2,12]		2,765,958	1,271,777
3.346%, 4/30/25[2,12]		2,599,883	1,195,417
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[7,8,12]		11,734	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34[8]	RUB	138,364,545	1,058,862

Total Structured Securities (Cost $23,325,020)			11,477,191

Short-Term Notes—3.6%
Arab Republic of Egypt Treasury Bills:
18.19%, 8/21/18[12]	EGP	160,000,000	8,058,916
18.276%, 2/6/18[12]	EGP	68,700,000	3,808,688
Republic of Argentina Treasury Bills, 27.479%, 6/21/18[12]	ARS	613,050,000	29,352,176
United States Treasury Bills, 1.223%, 2/22/18[12,14]		150,000,000	149,732,250

Total Short-Term Notes (Cost $193,079,184)			190,952,030

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—0.5%
BRL Currency Call[11]	GSCO-OT	BRL	3.210	2/26/18	BRL 321,000	BRL 321,000	548,268
BRL Currency Call[11]	CITNA-B	BRL	3.255	2/6/18	BRL 162,725	BRL 162,725	340,258
CAD Currency Call[11]	GSCO-OT	CAD	1.263	2/5/18	CAD 157,813	CAD 157,813	1,437,041
CAD Currency Call[11]	TDB	CAD	1.261	2/5/18	CAD 151,260	CAD 151,260	1,266,500
COP Currency Call[11]	GSCO-OT	COP	2975.000	3/1/18	COP 148,750,000	COP 148,750,000	743,750
COP Currency Call[11]	JPM	COP	3012.000	2/6/18	COP 225,900,000	COP 225,900,000	1,355,400
EUR Currency Put[11]	JPM	JPY	131.800	2/26/18	EUR 100,000	EUR 100,000	373,562
EUR Currency Put[11]	JPM	NOK	8.200	11/27/19	EUR 5,000	EUR 5,000	338,703

17      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
EUR Currency Put[11]	JPM	NOK	9.620	2/16/18	EUR 50,000	EUR 50,000	$166,175
EUR Currency Put[11]	BOA	NOK	8.200	11/27/19	EUR 5,000	EUR 5,000	338,703
EUR Currency Put[11]	BOA	JPY	131.000	5/31/18	EUR 100,000	EUR 100,000	1,220,754
EUR Currency Put[11]	GSCO-OT	HUF	312.650	3/5/18	EUR 105,400	EUR 100,000	1,221,924
EUR Currency Put[11]	CITNA-B	USD	1.160	1/12/18	EUR 500,000	EUR 460,000	73,600
EUR Currency Put[11]	CITNA-B	MXN	22.100	2/27/18	EUR 75,000	EUR 75,000	79,740
EUR Currency Put[11]	BOA	MXN	22.095	2/27/18	EUR 50,000	EUR 50,000	52,598
EUR Currency Put[11]	GSCO-OT	KRW	1275.000	2/28/18	EUR 75,000	EUR 69,500	889,545
EUR Currency Put[11]	CITNA-B	USD	1.160	1/16/18	EUR 125,000	EUR 125,000	22,000
EUR Currency Put[11,13]	BOA	JPY	120.000	8/8/18	EUR 5,000	EUR 5,000	389,192
EUR Currency Put[11]	GSCO-OT	KRW	1245.000	2/5/18	EUR 111,000	EUR 100,000	189,471
EUR Currency Put[11]	GSCO-OT	KRW	1295.000	2/5/18	EUR 111,000	EUR 100,000	2,038,723
EUR Currency Put[11]	GSCO-OT	NOK	9.438	2/5/18	EUR 100,000	EUR 100,000	40,294
EUR Currency Put[11]	GSCO-OT	SEK	9.671	2/6/18	EUR 75,000	EUR 75,000	207,761
French Republic Bonds Put[11]	GSCOI	EUR	82.000	1/15/18	EUR 94,917	EUR 100,000	2
IDR Currency Call[11]	GSCO-OT	IDR	13600.000	8/28/18	IDR	IDR 1,360,000,000	1,360,000
IDR Currency Call[11]	GSCO-OT	IDR	13600.000	5/25/18	IDR	IDR 1,020,000,000	1,020,000

18      OPPENHEIMER INTERNATIONAL BOND FUND

	Counter-		Exercise	Expiration	Notional Amount	Contracts
	party		Price	Date	(000’s)	(000’s)	Value
Over-the-Counter Options Purchased (Continued)
INR Currency Call[11]	GSCO-OT	INR	65.000	9/5/18	INR 4,875,000	INR 4,875,000	$1,248,000
INR Currency Call[11]	BOA	INR	64.760	2/2/18	INR 6,476,000	INR 6,476,000	1,398,816
INR Currency Call[11]	SCB	INR	64.150	2/1/18	INR 6,415,000	INR 6,415,000	692,820
JPY Currency Put[11]	GSCO-OT	JPY	120.000	5/7/20	JPY 12,000,000	JPY 12,000,000	1,284,000
RUB Currency Call[11]	GSCO-OT	RUB	59.540	2/19/18	RUB 4,465,500	RUB 4,465,500	2,415,835
S&P 500 Index Put[11]	BOA	USD	2450.000	1/19/18	USD 354,788	USD 1	174,129
SEK Currency Call[11]	BOA	SEK	8.292	2/6/18	SEK 829,150	SEK 829,150	1,843,200
SGD Currency Put[11]	GSCO-OT	SGD	1.363	2/22/18	SGD 204,450	SGD 204,450	154,564
TRY Currency Call[11]	JPM	TRY	3.962	2/20/18	TRY 198,100	TRY 198,100	1,931,277

Total Over-the-Counter Options Purchased (Cost $37,700,560)							26,856,605
	Counter	Pay/Receive Floating	Floating	Fixed	Expiration	Notional Amount
	-party	Rate	Rate	Rate	Date	(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—2.8%
Interest Rate Swap Maturing 10/28/47 Call[11]	JPM	Receive	Three-Month USD LIBOR	2.716%	10/26/37	USD 50,000	3,914,091
Interest Rate Swap Maturing 10/28/47 Call[11]	JPM	Pay	Three-Month USD LIBOR	2.716	10/26/37	USD 50,000	4,551,262
Interest Rate Swap Maturing 10/5/52 Call[11]	BOA	Receive	Three-Month USD LIBOR	2.678	10/3/22	USD 100,000	10,544,305

19      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 11/12/54 Call[11]	GSCOI	Receive	Three-Month USD LIBOR	3.133%	11/7/24	USD 200,000	$ 17,257,628
Interest Rate Swap Maturing 11/14/49 Call[11]	BOA	Receive	Three-Month USD LIBOR	2.610	11/12/19	USD 200,000	12,844,908
Interest Rate Swap Maturing 11/23/47 Call[11]	JPM	Receive	Six-Month EUR EURIBOR	2.500	11/21/22	EUR 149,500	8,739,396
Interest Rate Swap Maturing 11/23/52 Call[11]	BOA	Receive	Three-Month USD BBA LIBOR	2.643	11/21/22	USD 100,000	9,897,455
Interest Rate Swap Maturing 11/5/23 Call[11]	JPM	Receive	Three-Month USD LIBOR	2.448	10/3/18	USD 250,000	1,702,015
Interest Rate Swap Maturing 12/22/37 Call[11]	JPM	Receive	Three-Month USD BBA LIBOR	2.761	12/20/27	USD 50,000	3,479,709
Interest Rate Swap Maturing 12/22/37 Call[11]	JPM	Receive	Three-Month USD BBA LIBOR	2.761	12/20/27	USD 50,000	3,729,719
Interest Rate Swap Maturing 12/3/48 Call[11]	JPM	Receive	Six-Month EUR EURIBOR	1.595	11/29/18	EUR 100,000	4,732,067
Interest Rate Swap Maturing 2/24/32 Call[11]	BOA	Pay	Three-Month KRW CD KSDA	2.060	2/23/22	KRW 56,900,000	1,223,330

20      OPPENHEIMER INTERNATIONAL BOND FUND

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 2/24/32 Call[11]	BOA	Receive	Three-Month KRW CD KSDA	2.060%	2/23/22	KRW 56,900,000	$ 2,452,374
Interest Rate Swap Maturing 3/12/28 Call[11]	BOA	Receive	Three-Month USD BBA LIBOR	2.615	3/8/18	USD 100,000	228,524
Interest Rate Swap Maturing 3/12/28 Call[11]	JPM	Receive	Six-Month EUR EURIBOR	0.859	3/8/18	EUR 250,000	2,676,550
Interest Rate Swap Maturing 3/22/23 Call[11]	BOA	Receive	Three-Month USD BBA LIBOR	2.327	3/20/18	USD 500,000	1,612,560
Interest Rate Swap Maturing 3/26/28 Call[11]	BOA	Receive	Three-Month USD BBA LIBOR	2.495	3/22/18	USD 275,000	1,694,225
Interest Rate Swap Maturing 3/5/47 Call[11]	JPM	Receive	Three-Month USD LIBOR	2.885	3/3/27	USD 70,000	6,609,533
Interest Rate Swap Maturing 3/6/23 Call[11]	BOA	Receive	Three-Month CAD BA CDOR	2.195	3/6/18	CAD 300,000	1,499,141
Interest Rate Swap Maturing 5/1/20 Call[11]	BAC	Pay	Three-Month USD BBA LIBOR	1.985	4/27/18	USD 500,000	272,710
Interest Rate Swap Maturing 5/1/24 Call[11]	BOA	Receive	Three-Month USD BBA LIBOR	2.336	4/29/19	USD 100,000	1,390,962
Interest Rate Swap Maturing 5/30/33 Put[11]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP 40,415	476,898

21      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 6/12/48 Call[11]	BOA	Pay	Three-Month USD BBA LIBOR	1.835%	6/8/18	USD 200,000	$256,784

Interest Rate Swap Maturing 6/12/48 Call[11]	BOA	Receive	Three-Month USD BBA LIBOR	3.335	6/8/18	USD 200,000	201,104

Interest Rate Swap Maturing 6/5/20 Call[11]	BAC	Pay	Six-Month GBP BBA LIBOR	0.975	6/5/18	GBP 500,000	2,123,894

Interest Rate Swap Maturing 7/24/28 Call[11]	BOA	Receive	Three-Month USD BBA LIBOR	2.367	7/20/18	USD 200,000	3,798,852

Interest Rate Swap Maturing 8/1/48 Call[11]	BOA	Receive	Three-Month USD BBA LIBOR	2.870	7/30/18	USD 50,000	723,178

Interest Rate Swap Maturing 9/17/77 Call[11]	JPM	Receive	Six-Month EUR EURIBOR	1.600	9/15/37	EUR 160,000	38,361,235

Total Over-the-Counter Interest Rate Swaptions Purchased
(Cost $168,697,882)							146,994,409

	Shares
Investment Company—5.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[15,16] (Cost $276,383,595)	276,383,595	276,383,595
Total Investments, at Value (Cost $5,288,035,885)	100.1%	5,322,553,268
Net Other Assets (Liabilities)	(0.1)	(2,799,218)

Net Assets	100.0%	$5,319,754,050

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $999,341,569 or 18.79% of the Fund’s net assets at period end.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

22      OPPENHEIMER INTERNATIONAL BOND FUND

Footnotes to Statement of Investments (Continued)

6. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

7. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

9. Restricted security. The aggregate value of restricted securities at period end was $169,096, which represents less than 0.005% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	$3,120,786	$169,096	$2,951,690
JSC Astana Finance, GDR	6/5/15	—	—	—

		$3,120,786	$169,096	$2,951,690

10. Interest or dividend is paid-in-kind, when applicable.

11. Non-income producing security.

12. Zero coupon bond reflects effective yield on the original acquisition date.

13. Digital option becomes eligible for exercise if at any time spot rates are less than or equal to 120 JPY per 1 EUR.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $53,074,093. See Note 6 of the accompanying Consolidated Notes.

15. Rate shown is the 7-day yield at period end.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares December 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	102,075,708	804,138,129	629,830,242	276,383,595

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$276,383,595	$531,102	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$574,605,401	10.8%
United States	554,937,751	10.4

23      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Mexico	$457,467,380	8.6%
India	426,181,633	8.0
Brazil	348,469,920	6.5
Italy	323,595,648	6.1
Russia	255,368,241	4.8
Indonesia	250,495,380	4.7
Spain	189,996,772	3.6
South Africa	157,649,164	3.0
Argentina	125,531,708	2.4
Australia	107,340,632	2.0
France	104,662,610	2.0
Switzerland	98,549,886	1.9
Malaysia	94,421,122	1.8
Ukraine	73,084,168	1.4
Netherlands	71,626,460	1.3
Peru	69,529,534	1.3
Turkey	65,781,993	1.2
Ireland	62,967,984	1.2
Eurozone	62,151,992	1.2
Hungary	61,297,284	1.2
Portugal	60,372,742	1.1
Colombia	59,156,509	1.1
China	58,342,470	1.1
Kazakhstan	51,033,556	1.0
Thailand	37,698,739	0.7
Cyprus	37,448,081	0.7
Egypt	37,216,703	0.7
Chile	31,555,628	0.6
Sri Lanka	30,820,381	0.6
Germany	28,141,710	0.5
Uruguay	26,457,368	0.5
Poland	24,751,034	0.5
Dominican Republic	23,434,561	0.4
Luxembourg	22,177,662	0.4
Ivory Coast	19,779,184	0.4
Greece	19,744,111	0.4
Jamaica	15,230,686	0.3
Serbia	12,962,875	0.2
Austria	12,788,329	0.2
Belgium	11,825,685	0.2
Sweden	11,092,759	0.2
Mongolia	10,857,755	0.2
Croatia	10,843,927	0.2
Nigeria	10,452,625	0.2
Romania	9,906,881	0.2
Iraq	9,519,350	0.2
United Arab Emirates	8,401,853	0.2
Japan	7,815,401	0.1
Hong Kong	7,771,906	0.1
Belarus	7,536,252	0.1

24      OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings (Continued)	Value	Percent
Ecuador	$7,092,999	0.1%
Senegal	6,776,013	0.1
Morocco	6,380,950	0.1
Honduras	6,289,163	0.1
Gabon	5,975,930	0.1
South Korea	5,666,459	0.1
Bermuda	5,510,141	0.1
Angola	4,856,212	0.1
Supranational	4,279,198	0.1
Canada	4,202,681	0.1
Panama	3,737,592	0.1
Bahamas	2,957,350	0.1
Singapore	2,737,694	0.1
Norway	2,693,750	0.0
Mauritius	2,547,750	0.0

Total	$5,322,553,268	100.0%

Forward Currency Exchange Contracts as of December 31, 2017
Counter	Settlement		Currency		Currency Sold	Unrealized	Unrealized
-party	Month(s)	Purchased (000’s)			(000’s)	Appreciation	Depreciation
BAC	03/2018	EUR	90,995	USD	109,734	$188,133	$336,517
BAC	03/2018	JPY	13,653,000	USD	121,032	511,182	—
BAC	01/2018	USD	23,020	CLP	14,536,000	—	600,376
BAC	03/2018	USD	73,636	EUR	61,745	—	724,033
BAC	03/2018	USD	40,061	NOK	316,060	1,498,607	—
BOA	01/2018	CLP	36,339,000	USD	57,537	1,512,745	—
BOA	03/2018	COP	15,051,000	USD	4,958	52,396	—
BOA	03/2018	EUR	150,260	USD	178,979	2,038,892	—
BOA	03/2018	GBP	134,000	USD	178,833	2,457,053	—
BOA	02/2018	HUF	11,852,400	USD	41,746	4,105,639	—
BOA	03/2018	MXN	900,100	USD	46,594	—	1,448,289
BOA	03/2018	NOK	69,170	USD	8,789	—	350,034
BOA	03/2018	PLN	162,100	USD	45,224	1,356,820	—
BOA	03/2018	SEK	261,770	USD	32,141	—	107,916
BOA	03/2018	USD	31,804	COP	96,556,000	—	336,131
BOA	03/2018	USD	147,722	EUR	121,625	1,306,427	58,389
BOA	03/2018	USD	171,023	GBP	128,155	—	2,359,700
BOA	02/2018 - 03/2018	USD	380,652	INR	24,879,000	—	6,705,351
BOA	03/2018	USD	379,293	MXN	7,327,100	11,789,538	—
BOA	03/2018	USD	22,380	PLN	80,220	—	671,462
BOA	03/2018	USD	208,303	RUB	12,466,400	—	5,568,875
CITNA-B	01/2018	BRL	93,900	USD	28,511	—	202,844
CITNA-B	03/2018	EUR	65,135	USD	76,538	1,906,664	2,179
CITNA-B	03/2018	GBP	30,740	USD	40,929	720,437	61,138
CITNA-B	02/2018	IDR	675,250,000	USD	49,653	94,743	—
CITNA-B	01/2018	USD	28,386	BRL	93,900	77,872	—
CITNA-B	01/2018	USD	10,000	CLP	6,327,000	—	281,118
CITNA-B	03/2018	USD	60,596	EUR	51,015	—	841,999
CITNA-B	03/2018	USD	16,113	GBP	12,065	61,193	270,796
CITNA-B	02/2018	USD	182,604	IDR	2,483,329,000	—	348,432

25      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter - party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
CITNA-B	03/2018	USD	32,422	SEK	261,770	$389,111	$—
DEU	03/2018	EUR	74,225	USD	88,112	1,277,372	—
DEU	03/2018	JPY	6,239,000	USD	55,120	421,551	—
DEU	03/2018	SEK	121,740	USD	14,829	95,297	27,438
DEU	03/2018	USD	422,069	EUR	348,630	2,781,800	571,224
DEU	03/2018	USD	9,574	SEK	78,000	28,727	—
GSCO-OT	05/2018	BRL	28,140	USD	8,499	—	144,471
GSCO-OT	01/2018	CLP	14,536,000	USD	23,000	620,410	—
GSCO-OT	03/2018	EUR	77,365	USD	92,248	923,820	—
GSCO-OT	03/2018	GBP	65,000	USD	86,844	1,094,851	—
GSCO-OT	05/2018 - 05/2019	USD	30,000	BRL	109,875	—	1,828,949
GSCO-OT	01/2018	USD	47,503	CLP	30,012,000	—	1,265,155
GSCO-OT	03/2018	USD	7,514	GBP	5,675	—	163,776
GSCO-OT	02/2018	USD	42,000	HUF	11,852,400	—	3,851,848
GSCO-OT	03/2018	USD	111,996	JPY	12,566,000	137,122	—
HSBC	03/2018	AUD	200	USD	152	3,566	—
HSBC	03/2018	EUR	159,295	USD	189,652	2,413,717	224,969
HSBC	03/2018	GBP	5,775	USD	7,615	197,805	—
HSBC	03/2018	SEK	20,960	USD	2,492	73,271	—
HSBC	03/2018	USD	15,478	AUD	19,885	—	35,639
HSBC	03/2018	USD	328,782	EUR	274,950	358,893	2,701,331
HSBC	03/2018	USD	8,308	GBP	6,300	—	215,787
HSBC	03/2018	USD	23,472	MXN	470,000	—	101,162
JPM	03/2018	EUR	942,285	USD	1,141,632	702	6,830,954
JPM	03/2018	INR	250,000	USD	3,868	20,372	—
JPM	03/2018	JPY	8,536,250	USD	75,950	37,881	—
JPM	06/2018	KRW	134,400,000	USD	128,000	—	1,823,353
JPM	03/2018	PHP	2,575,000	USD	50,000	1,440,329	—
JPM	03/2018	SEK	10,510	USD	1,264	22,497	—
JPM	03/2018	USD	3,891	COP	11,654,000	12,199	—
JPM	03/2018	USD	717,771	EUR	592,995	3,877,926	255,423
JPM	03/2018	USD	50,608	HUF	13,490,000	—	1,682,984
JPM	02/2018	USD	2,562	IDR	35,013,000	—	17,066
JPM	06/2018	USD	111,767	KRW	134,400,000	—	14,409,496
JPM	03/2018	USD	72,214	NOK	603,110	—	1,370,640
JPM	03/2019	USD	50,000	PHP	2,612,500	—	1,421,345
JPM	03/2018	USD	34,350	THB	1,115,900	47,299	—
JPM	03/2018	USD	41,608	TRY	164,490	—	810,959
JPM	03/2018	USD	146,154	ZAR	2,025,620	—	15,673,671
NOM	03/2018	EUR	56,125	USD	67,123	489,031	20,227
NOM	03/2018	USD	17,190	EUR	14,265	10,948	—
TDB	01/2018 - 02/2018	BRL	1,137,590	USD	344,962	—	2,242,139
TDB	03/2018	DKK	203,610	USD	32,863	82,218	—
TDB	03/2018	EUR	248,375	USD	294,832	4,288,246	—
TDB	03/2018	JPY	66,143,558	USD	602,261	—	13,450,684
TDB	03/2018	NOK	850,000	USD	107,707	—	3,999,184
TDB	03/2018	USD	90,421	AUD	112,735	2,469,769	—
TDB	01/2018 - 02/2018	USD	507,918	BRL	1,663,855	7,131,450	—

26      OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
TDB	03/2018	USD	10,102	CLP	6,621,000	$—	$650,775
TDB	03/2018	USD	2,417	EUR	2,020	—	16,131
TDB	03/2018	USD	295,178	GBP	225,000	—	9,227,442
TDB	03/2018	USD	9,368	SEK	74,500	251,714	—

Total Unrealized Appreciation and Depreciation						$60,678,235	$106,309,801

Futures Contracts as of December 31, 2017
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation
Canadian Bonds, 10 yr.	Sell	3/20/18	690	CAD 75,114	$73,984,248	$1,129,695
Commonwealth of Australia Treasury Bonds, 3 yr.	Sell	3/15/18	1,600	AUD 139,268	138,693,224	575,254

						$1,704,949

Over-the-Counter Options Written at December 31, 2017
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
BRL Currency Put	CITNA-B	BRL 3.459	2/2/18	BRL (172,950)	BRL 172,950	$506,250	$(237,633)
BRL Currency Call	CITNA-B	BRL 3.126	2/6/18	BRL (156,275)	BRL 156,275	210,750	(41,726)
BRL Currency Put	GSCO-OT	BRL 3.955	5/21/19	BRL (197,750)	BRL 197,750	3,608,017	(1,800,909)
BRL Currency Call	GSCO-OT	BRL 3.085	2/26/18	BRL (308,450)	BRL 308,450	464,500	(101,480)
BRL Currency Put	GSCO-OT	BRL 3.409	2/26/18	BRL (340,850)	BRL 340,850	950,100	(1,139,802)
CAD Currency Call	GSCO-OT	CAD 1.230	2/5/18	CAD (153,688)	CAD 153,688	327,375	(249,128)
CAD Currency Put	GSCO-OT	CAD 1.305	2/5/18	CAD (163,063)	CAD 163,063	703,375	(95,881)
CAD Currency Put	TDB	CAD 1.303	2/5/18	CAD (156,360)	CAD 156,360	652,800	(99,914)
CAD Currency Call	TDB	CAD 1.227	2/5/18	CAD (147,240)	CAD 147,240	318,000	(203,927)
COP Currency Call	GSCO-OT	COP 2865.000	3/1/18	COP (143,250,000)	COP 143,250,000	199,000	(286,500)

27      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
COP Currency Put	GSCO-OT	COP 3145.000	3/1/18	COP (157,250,000)	COP 157,250,000	$474,000	$(157,250)
COP Currency Put	JPM	COP 3190.000	2/6/18	COP (239,250,000)	COP 239,250,000	658,351	(239,250)
COP Currency Call	JPM	COP 2895.000	2/6/18	COP (217,125,000)	COP 217,125,000	301,047	(217,125)
EUR Currency Call	BOA	MXN 23.405	2/27/18	EUR (50,000)	EUR 50,000	579,489	(1,867,132)
EUR Currency Call	BOA	JPY 138.750	5/31/18	EUR (100,000)	EUR 100,000	1,108,289	(1,305,905)
EUR Currency Put	BOA	MXN 21.210	2/27/18	EUR (50,000)	EUR 50,000	241,158	(6,180)
EUR Currency Put	BOA	JPY 123.700	5/31/18	EUR (100,000)	EUR 100,000	657,581	(313,973)
EUR Currency Call	CITNA-B	MXN 23.400	2/27/18	EUR (75,000)	EUR 75,000	847,301	(2,812,797)
EUR Currency Put	CITNA-B	MXN 21.240	2/27/18	EUR (75,000)	EUR 75,000	342,836	(10,063)
EUR Currency Put	GSCO-OT	KRW 1270.000	2/5/18	EUR (200,000)	EUR 222,000	1,455,557	(1,503,856)
EUR Currency Call	GSCO-OT	NOK 9.716	2/5/18	EUR (100,000)	EUR 100,000	567,863	(2,243,769)
EUR Currency Call	GSCO-OT	SEK 9.930	2/6/18	EUR (75,000)	EUR 75,000	377,385	(448,661)
EUR Currency Call	GSCO-OT	KRW 1350.000	2/28/18	EUR (69,500)	EUR 75,000	531,186	(273,953)
EUR Currency Call	GSCO-OT	HUF 320.050	3/5/18	EUR (100,000)	EUR 105,400	457,879	(141,247)
EUR Currency Put	GSCO-OT	HUF 307.450	3/5/18	EUR (100,000)	EUR 105,400	193,090	(283,113)
EUR Currency Put	GSCO-OT	KRW 1230.000	2/28/18	EUR (69,500)	EUR 75,000	137,810	(132,344)
EUR Currency Call	JPM	NOK 9.935	2/16/18	EUR (50,000)	EUR 50,000	311,971	(510,366)
EUR Currency Put	JPM	NOK 9.398	2/16/18	EUR (50,000)	EUR 50,000	139,799	(28,248)

28      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
EUR Currency Put	JPM	JPY 127.150	2/26/18	EUR (100,000)	EUR 100,000	$416,721	$(45,068)
GBP Currency Call	CITNA-B	USD 1.325	1/23/18	GBP (75,000)	GBP 75,000	1,531,544	(2,066,550)
HUF Currency Put	JPM	HUF 261.360	1/23/18	HUF (26,136,000)	HUF 26,136,000	1,379,300	(444,312)
IDR Currency Put	GSCO-OT	IDR 14200.000	8/28/18	IDR (1,420,000,000)	IDR 1,424,970,000	2,455,802	(1,420,000)
IDR Currency Put	GSCO-OT	IDR 14000.000	5/25/18	IDR (1,050,000,000)	IDR 1,050,000,000	1,888,125	(1,050,000)
IDR Currency Call	GSCO-OT	IDR 12600.000	5/25/18	IDR (945,000,000)	IDR 945,000,000	325,502	—
IDR Currency Call	GSCO-OT	IDR 12600.000	8/28/18	IDR (1,260,000,000)	IDR 1,264,410,000	261,903	—
INR Currency Call	BOA	INR 63.520	2/2/18	INR (6,352,000)	INR 6,352,000	202,000	(228,672)
INR Currency Put	BOA	INR 66.750	2/2/18	INR (6,675,000)	INR 6,675,000	387,000	(33,375)
INR Currency Call	GSCO-OT	INR 62.000	9/5/18	INR (4,650,000)	INR 4,650,000	328,800	(227,850)
INR Currency Put	GSCO-OT	INR 68.000	9/5/18	INR (5,100,000)	INR 5,100,000	1,409,550	(744,600)
INR Currency Call	SCB	INR 62.150	2/1/18	INR (6,215,000)	INR 6,215,000	305,000	(37,290)
Italian Republic Treasury Bonds Call	JPM	EUR 95.250	3/20/18	EUR (100,000)	EUR 95,308	1,128,837	(529,334)
RUB Currency Call	BOA	RUB 58.250	1/15/18	RUB (2,912,500)	RUB 2,912,500	301,000	(617,450)
RUB Currency Put	BOA	RUB 61.500	1/15/18	RUB (3,075,000)	RUB 3,075,000	240,000	(21,525)
RUB Currency Put	GSCO-OT	RUB 61.722	3/21/18	RUB (6,172,150)	RUB 6,172,150	845,400	(567,838)
RUB Currency Call	GSCO-OT	RUB 57.210	2/19/18	RUB (4,290,750)	RUB 4,290,750	312,000	(549,216)
RUB Currency Call	GSCO-OT	RUB 57.298	3/21/18	RUB (5,729,750)	RUB 5,729,750	639,300	(1,048,544)

29      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
RUB Currency Put	GSCO-OT	RUB 63.470	2/19/18	RUB (4,760,250)	RUB 4,760,250	$807,000	$ (85,684)
SEK Currency Call	BOA	SEK 8.033	2/6/18	SEK (803,300)	SEK 803,300	308,000	(378,355)
SEK Currency Put	BOA	SEK 8.603	2/6/18	SEK (860,250)	SEK 860,250	605,000	(59,357)
TRY Currency Put	CITNA-B	TRY 5.000	6/20/19	TRY (250,000)	TRY 250,000	1,980,000	(1,972,000)
TRY Currency Put	CITNA-B	TRY 5.000	6/7/19	TRY (375,000)	TRY 375,000	2,887,500	(2,844,750)
TRY Currency Put	GSCO-OT	TRY 5.020	5/31/19	TRY (376,500)	TRY 376,500	2,895,450	(2,725,107)
TRY Currency Put	JPM	TRY 4.245	2/20/18	TRY (212,250)	TRY 212,250	734,150	(85,537)
TRY Currency Call	JPM	TRY 3.769	2/20/18	TRY (188,450)	TRY 188,450	256,800	(440,973)
ZAR Currency Call	CITNA-B	ZAR 13.750	2/2/18	ZAR (687,500)	ZAR 687,500	955,000	(5,372,813)
ZAR Currency Call	GSCO-OT	ZAR 13.039	2/20/18	ZAR (977,888)	ZAR 977,888	506,850	(4,144,287)

Total Over-the-Counter Options Written						$ 43,616,293	$(44,492,619)

Centrally Cleared Credit Default Swaps at December 31, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.28	Buy	5.000%	6/20/22	USD 49,500	$3,437,500	$ (4,326,148)	$ (888,648)
Federative Republic of Brazil	Sell	1.000	6/20/22	USD 15,000	928,605	(268,768)	659,837
Intesa Sanpaolo SpA	Buy	1.000	12/20/21	EUR 15,000	(548,711)	(370,897)	(919,608)
iTraxx Europe Crossover Series 28 Version 1	Buy	5.000	12/20/22	EUR 100,000	14,302,505	(14,844,196)	(541,691)
People’s Republic of China	Buy	1.000	12/20/22	USD 33,000	525,613	(782,211)	(256,598)
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD 6,000	60,552	(46,200)	14,352
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD 6,000	61,070	(46,200)	14,870
Republic of Italy	Sell	1.000	12/20/21	USD 16,000	585,507	(31,789)	553,718

30      OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Republic of Korea		Buy	1.000%	12/20/22	USD 49,600	$ 574,459	$(1,105,536)	$(531,077)
Republic of South Africa		Buy	1.000	12/20/22	USD 23,000	(1,023,050)	594,269	(428,781)
Republic of South Africa		Buy	1.000	12/20/22	USD 20,000	(891,000)	516,756	(374,244)
Republic of Turkey		Buy	1.000	12/20/22	USD 12,000	(440,183)	350,404	(89,779)
Total Centrally Cleared Credit Default Swaps						$ 17,572,867	$(20,360,516)	$(2,787,649)

Over-the-Counter Credit Default Swaps at December 31, 2017
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD 10,265	$ 812,157	$57,681	$869,838
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD 3,090	1,174,372	(98,396)	1,075,976
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD 3,090	1,097,122	(98,396)	998,726
Hellenic Republic	BAC	Sell	1.000	12/20/20	USD 25,000	1,925,913	(1,533,702)	392,211
ICICI Bank Ltd.	GSCO-OT	Sell	1.000	12/20/19	USD 10,000	359,971	129,482	489,453
Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD 6,000	194,525	(160,052)	34,473
Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD 6,000	181,053	(160,052)	21,001
Kingdom of Spain	GSCO-OT	Buy	1.000	6/20/20	USD 50,000	47,068	(823,358)	(776,290)
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD 14,802	267,519	129,213	396,732
State Bank of India	BNP	Sell	1.000	9/20/19	USD 13,035	537,811	161,551	699,362
Total Over-the-Counter Credit Default Swaps						$ 6,597,511	$(2,396,029)	$4,201,482

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single	$23,035,000	$—	BBB-
Name Corporate Debt Non-Investment Grade	24,000,000	—	BB to BB+
Single Name Corporate Debt Investment Grade	30,802,000	—	BBB
Sovereign Debt Non-Investment Grade Sovereign Debt	56,445,000	—	BB to B-

Total	$134,282,000	$—

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

31      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2017
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month HUF BUBOR	0.980%	6/27/22	HUF 3,000,000	$—	$(231,346)	$(231,346)
BOA	Receive	Three-Month NZD BBR FRA	2.155	12/12/19	NZD 128,000	—	54,219	54,219
BOA	Receive	Three-Month USD BBA LIBOR	1.985	10/17/22	USD 20,900	—	211,152	211,152
BOA	Pay	Three-Month AUD BBR BBSW	2.160	10/6/20	AUD 171,300	—	235,657	235,657
BOA	Pay	Three-Month USD BBA LIBOR	2.030	11/28/20	USD 195,770	—	(362,154)	(362,154)
BOA	Receive	Three-Month AUD BBR BBSW	2.030	11/22/20	AUD 258,200	—	581,488	581,488
BOA	Pay	Three-Month CAD BA CDOR	2.192	6/1/26	CAD 96,000	—	(901,278)	(901,278)
BOA	Receive	Three-Month AUD BBR BBSW	2.190	10/5/20	AUD 171,300	—	(366,767)	(366,767)
BOA	Pay	MXN TIIE BANXICO	6.500	11/24/26	MXN 1,000,000	(15)	(5,066,220)	(5,066,235)
BOA	Pay	MXN TIIE BANXICO	6.500	11/20/26	MXN 500,000	(47)	(2,516,677)	(2,516,724)
CITNA-B	Receive	Six-Month HUF BUBOR	1.560	11/18/21	HUF 6,000,000	—	(953,465)	(953,465)
CITNA-B	Receive	Six-Month HUF BUBOR	1.480	11/24/21	HUF 3,000,000	—	(439,177)	(439,177)
GSCOI	Pay	MXN TIIE BANXICO	7.200	10/10/22	MXN 440,000	—	(651,836)	(651,836)
GSCOI	Pay	Six-Month SGD SOR VWAP	2.280	10/12/27	SGD 52,000	—	560,733	560,733
GSCOI	Receive	Six-Month GBP BBA LIBOR	1.943	8/9/32	GBP 92,700	—	(1,267,890)	(1,267,890)
GSCOI	Pay	Six-Month GBP BBA LIBOR	1.760	8/7/27	GBP 144,200	—	985,397	985,397
GSCOI	Pay	MXN TIIE BANXICO	7.350	3/11/22	MXN 330,000	—	(319,904)	(319,904)
GSCOI	Pay	Six-Month PLN WIBOR WIBO	1.780	6/10/21	PLN 200,000	(30,941)	(438,522)	(469,463)
GSCOI	Receive	Six-Month PLN WIBOR WIBO	1.775	10/10/21	PLN 95,000	3,197	(551,380)	(548,183)
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.940	3/27/27	ZAR 178,500	—	83,134	83,134
GSCOI	Receive	Six-Month SGD SOR VWAP	1.340	10/12/19	SGD 240,000	—	284,364	284,364
JPM	Receive	MXN TIIE BANXICO	7.480	11/17/27	MXN 260,000	—	531,808	531,808
JPM	Pay	MXN TIIE BANXICO	7.450	11/27/19	MXN 990,000	—	(591,816)	(591,816)
JPM	Pay	BZDI	9.060	1/4/21	BRL 150,000	—	72,274	72,274

32      OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
JPM	Pay	MXN TIIE BANXICO	8.000%	8/27/18	MXN 2,820,000	$—	$(1,910)	$(1,910)
JPM	Receive	BZDI	9.520	1/2/19	BRL 226,000	—	(1,744,388)	(1,744,388)
JPM	Pay	BZDI	9.865	1/4/21	BRL 248,000	—	1,712,600	1,712,600
JPM	Receive	Three-Month USD BBA LIBOR	2.097	6/8/27	USD 12,000	—	279,218	279,218
		Six-Month PLN
JPM	Pay	WIBOR WIBO	2.090	1/11/22	PLN 160,000	—	49,949	49,949
JPM	Receive	Three-Month USD BBA LIBOR	2.118	3/20/22	USD 15,675	—	(23,916)	(23,916)
JPM	Receive	BZDI	10.050	1/2/23	BRL 94,500	—	(235,886)	(235,886)
JPM	Receive	BZDI	9.395	1/2/23	BRL 97,600	—	323,227	323,227
JPM	Pay	BZDI	8.840	1/4/21	BRL 264,000	—	35,516	35,516
JPM	Receive	BZDI	7.535	1/2/19	BRL 284,000	—	(471,673)	(471,673)
JPM	Pay	BZDI	10.500	7/1/20	BRL 880,000	—	(433,585)	(433,585)
JPM	Pay	Six-Month PLN WIBOR WIBO	2.315	1/15/26	PLN 90,200	(23,445)	(528,615)	(552,060)
JPM	Pay	BZDI	9.400	1/4/21	BRL 131,000	—	589,716	589,716
SIB	Pay	BZDI	9.290	1/4/21	BRL 130,000	—	475,668	475,668
SIB	Receive	BZDI	10.230	1/2/25	BRL 95,000	—	184,462	184,462
Total Centrally Cleared Interest Rate Swaps						$ (51,251)	$(10,847,823)	$(10,899,074)

Over-the-Counter Interest Rate Swaps at December 31, 2017
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BNP	Receive	Three-Month COP IBR OIS Compound	4.890%	6/27/19	COP 53,000,000	$—	$(153,888)	$(153,888)
BOA	Receive	Three-Month KRW CD KSDA	1.820	7/25/24	KRW 41,000,000	—	731,976	731,976
BOA	Pay	Three-Month KRW CD KSDA	1.840	7/25/21	KRW 142,000,000	—	(902,736)	(902,736)
CITNA-B	Pay	Six-Month CLP TNA	2.500	8/8/19	CLP 33,000,000	—	(202,274)	(202,274)
CITNA-B	Pay	Six-Month CLP TNA	3.410	9/20/22	CLP 13,920,000	—	(93,318)	(93,318)
DEU	Pay	Three-Month COP IBR OIS Compound	5.030	4/28/20	COP 100,000,000	—	411,972	411,972
GSCOI	Receive	1 Time COP IBR OIS Compound	5.010	7/14/18	COP 323,075,000	—	(343,222)	(343,222)
GSCOI	Receive	Three-Month KRW CD KSDA	2.088	10/25/22	KRW 55,200,000	—	6,012	6,012
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.260	7/14/27	COP 40,000,000	—	344,468	344,468

33      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
GSCOI	Pay	Six-Month CLP TNA	2.530%	8/2/19	CLP 34,000,000	$—	$(168,703)	$(168,703)
GSCOI	Pay	Three-Month KRW CD KSDA	2.090	10/25/19	KRW 266,800,000	—	(106,989)	(106,989)
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.470	9/29/26	COP 55,000,000	—	820,714	820,714
GSCOI	Pay	Three-Month COP IBR OIS Compound	5.175	4/20/20	COP 88,000,000	—	467,956	467,956
GSCOI	Pay	Three-Month KRW CD KSDA	1.700	9/3/19	KRW 570,000,000	—	(2,062,723)	(2,062,723)
GSCOI	Pay	Six-Month CLP TNA	3.380	9/14/22	CLP 13,500,000	—	(114,477)	(114,477)
JPM	Pay	Three-Month COP IBR OIS Compound	4.990	5/2/20	COP 105,000,000	—	396,582	396,582
JPM	Receive	One-Week CNY CNREPOFIX=CFXS	3.940	4/19/22	CNY 380,000	—	7,227	7,227
JPM	Pay	Three-Month COP IBR OIS Compound	5.700	3/8/19	COP 199,335,000	—	1,211,232	1,211,232
JPM	Pay	Five-Year EUR CPI EXT	2.080	5/24/37	EUR 50,000	—	(313,044)	(313,044)
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP 39,425,000	—	1,400,679	1,400,679
JPM	Receive	Three-Month COP IBR OIS Compound	4.880	6/27/19	COP 27,000,000	—	(77,063)	(77,063)
JPM	Receive	Five-Year EUR CPI EXT	1.603	5/24/27	EUR 50,000	—	258,221	258,221
SIB	Pay	Three-Month COP IBR OIS Compound	6.280	7/13/27	COP 20,000,000	—	183,390	183,390

Total Over-the-Counter Interest Rate Swaps						$—	$1,701,992	$1,701,992

Over-the-Counter Credit Default Swaptions Written at December 31, 2017
Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap Maturing 1/17/18 Call	JPM	Sell	iTraxx Europe Crossover Series 28 Version 1	5.000%	1/17/18	EUR	100,000	$399,700	$(96)

34      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written at December 31, 2017
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap Maturing 6/5/23 Call	BAC	Receive	Six- Month GBP BBA LIBOR	1.185%	6/5/18	GBP	202,000	$1,914,997	$ (2,469,745)
Interest Rate Swap Maturing 5/1/25 Call	BAC	Receive	Three- Month USD BBA LIBOR	2.330	4/27/18	USD	152,000	1,802,998	(1,103,649)
Interest Rate Swap Maturing 1/10/48 Call	BOA	Receive	Three- Month USD BBA LIBOR	2.570	1/8/18	USD	40,000	522,500	(449,963)
Interest Rate Swap Maturing 1/10/48 Call	BOA	Pay	Three- Month USD BBA LIBOR	2.570	1/8/18	USD	40,000	522,500	(197,232)
Interest Rate Swap Maturing 11/13/48 Call	BOA	Pay	Three- Month USD BBA LIBOR	2.583	11/9/18	USD	200,000	10,480,000	(8,772,404)
Interest Rate Swap Maturing 3/12/28 Call	BOA	Pay	Three- Month USD BBA LIBOR	2.415	3/8/18	USD	100,000	1,000,000	(799,999)
Interest Rate Swap Maturing 11/21/22 Call	BOA	Pay	Three- Month USD BBA LIBOR	2.760	11/21/22	USD	460,000	11,450,000	(10,004,770)
Interest Rate Swap Maturing 8/1/23 Call	BOA	Pay	Three- Month USD BBA LIBOR	2.350	7/30/18	USD	237,500	1,737,500	(1,698,728)
Interest Rate Swap Maturing 7/24/28 Call	BOA	Pay	Three- Month USD BBA LIBOR	2.867	7/20/18	USD	200,000	1,740,000	(777,632)
Interest Rate Swap Maturing 1/2/19 Call	BOA	Pay	BZDI	9.500	1/2/18	BRL	500,000	464,409	—
Interest Rate Swap Maturing 10/5/27 Call	BOA	Pay	Three- Month USD BBA LIBOR	2.798	10/3/22	USD	462,000	11,800,000	(9,529,739)
Interest Rate Swap Maturing 5/25/66 Call	GSCOI	Pay	Six- Month EUR EURIBOR	1.912	1/15/18	EUR	87,500	813,872	(171)

35      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap Maturing 11/12/54 Call	GSCOI	Pay	Three- Month USD BBA LIBOR	3.133%	11/9/20	USD	200,000	$10,320,000	$ (9,078,136)
Interest Rate Swap Maturing 2/6/23 Call	GSCOI	Pay	Six- Month PLN WIBOR WIBO	2.580	2/2/18	PLN	225,000	318,438	(98,080)
Interest Rate Swap Maturing 3/12/28 Call	JPM	Pay	Six- Month EUR EURIBOR	1.059	3/8/18	EUR	250,000	464,184	(512,798)
Interest Rate Swap Maturing 11/30/48 Call	JPM	Pay	Six- Month EUR EURIBOR	1.595	5/29/18	EUR	100,000	3,620,328	(2,636,315)
Interest Rate Swap Maturing 9/17/67 Call	JPM	Pay	Six- Month EUR EURIBOR	3.100	9/15/37	EUR	200,000	19,261,235	(18,159,514)
Interest Rate Swap Maturing 11/25/30 Call	JPM	Pay	Six- Month EUR EURIBOR	2.750	11/23/20	EUR	657,800	5,723,071	(5,639,493)

Total Over-the-Counter Interest Rate Swaptions Written								$83,956,032	$ (71,928,368)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
NOM	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso

36      OPPENHEIMER INTERNATIONAL BOND FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)

CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BP0003M	ICE LIBOR GBP 3 Month
BP0006M	ICE LIBOR GBP 6 Month
BPSW5	GBP Swap 5 Year
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.HY.28	Markit CDX High Yield Index
CNREPOFIX=CFXS	Repurchase Fixing Rates
CPI EXT	Excluding Tobacco Consumer Price Index
EUR003M	EURIBOR 3 Month ACT/360
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA7	EUR Swap Annual 5 Year
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

37      OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IBR	Indicador Bancario de Referencia
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
iTraxx Europe	Credit Default Swap Trading Index for a Specific Basket of Securities
Crossover Series 28
Version 1
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KSDA	Korean Securities Dealers Assn.
LIBOR	London Interbank Offered Rate
OIS	Overnight Index Swap
S&P	Standard & Poor’s
SOR VWAP	Swap Offered Rate Singapore Dollar Index
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month
USISDA05	USD ICE Swap Rate 11:00 am NY 5 Year
USSW10	USD Swap Semi 30/360 10 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

38      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2017 Unaudited

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non–U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 966,844 shares with net assets of $97,369,823 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if

39      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will

40      OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

41      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$131,554,259	$—	$ 131,554,259
Foreign Government Obligations	—	2,935,790,470	—	2,935,790,470
Corporate Bonds and Notes	—	1,602,375,613	169,096	1,602,544,709
Common Stock	—	—	—	—
Structured Securities	—	10,418,329	1,058,862	11,477,191
Short-Term Notes	—	190,952,030	—	190,952,030
Over-the-Counter Options Purchased	—	26,856,605	—	26,856,605
Over-the-Counter Interest Rate
Swaptions Purchased	—	146,994,409	—	146,994,409
Investment Company	276,383,595	—	—	276,383,595

Total Investments, at Value	276,383,595	5,044,941,715	1,227,958	5,322,553,268
Other Financial Instruments:
Swaps, at value	—	6,718,356	—	6,718,356
Centrally cleared swaps, at value	—	8,712,011	—	8,712,011
Futures contracts	1,704,949	—	—	1,704,949
Forward currency exchange contracts	—	60,678,235	—	60,678,235

Total Assets	$278,088,544	$5,121,050,317	$1,227,958	$ 5,400,366,819

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(7,412,393)	$—	$ (7,412,393)
Centrally cleared swaps, at value	—	(39,920,350)	—	(39,920,350)
Options written, at value	—	(44,492,619)	—	(44,492,619)
Forward currency exchange contracts	—	(106,309,801)	—	(106,309,801)
Swaptions written, at value	—	(71,928,464)	—	(71,928,464)

Total Liabilities	$—	$(270,063,627)	$—	$ (270,063,627)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

42      OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Foreign Government Obligations	$15,964,191	$ (15,964,191)

Total Assets	$15,964,191	$ (15,964,191)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund

43      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities

44      OPPENHEIMER INTERNATIONAL BOND FUND

4. Investments and Risks (Continued)

that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$10,122,190
Market Value	$—
Market Value as % of Net Assets	0.00%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

45      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of

46      OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $3,911,308,814 and $4,764,558,792, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments in the annual and semi annual reports. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures

47      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $192,920,706 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

48      OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $11,446,236 and $10,661,447 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $16,639,908 and $42,241,728 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated

49      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semi annual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with

50      OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $472,111,936 and $182,493,492 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $1,418,312,631 and $2,849,153,562 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty

51      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $121,246,811 and $66,942,171 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and

52      OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $25,888,135.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or

53      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

54      OPPENHEIMER INTERNATIONAL BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/16/2018